EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kelley A. Wendt, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Exactus, Inc (formerly known as Spiral Energy Tech, Inc.) on Form 10-Q for the fiscal period ended June 30, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Spiral Energy Tech, Inc.

Date: August 22, 2016

By: Name: Title:	/S/ Kelley A. Wendt Kelley A. Wendt Chief Financial Officer (Principal Financial Officer)